                                                                   EXHIBIT 10(j)




                         Dated as of November 22, 1996


Plains Marketing & Transportation Inc.
1600 Smith Street
Houston, TX 77002

    Re:      Amendment No. 4 to Uncommitted Secured
             Demand Transactional Line of Credit Facility

Gentlemen:

    Reference is made to that certain letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "Marketing Letter Agreement") among The First National Bank of Boston ("FNBB"), Internationale Nederlanden (U.S.) Capital Corporation ("ING"), Den Norske Bank ASA, Comerica Bank-Texas and such other banks as may from time to time become parties thereto, (collectively, the "Lenders") and FNBB, as agent for the Lenders (in such capacity, the "Agent") and Plains Marketing & Transportation Inc. (the "Borrower"). All capitalized terms used herein without definition which are defined in the Marketing Letter Agreement shall have the same meaning herein as therein.

    Wells Fargo Bank (Texas), National Association ("Wells") wishes to become a party to the Marketing Letter Agreement as a Lender to the Borrower and simultaneously with the execution hereof will execute an Instrument of Accession in substantially the form attached as Exhibit A to the Marketing Letter Agreement.

    Borrower, the Lenders (which term for all purposes in this Amendment shall include Wells) and the Agent wish to amend certain terms of the Marketing Letter Agreement as follows:

    1. FACILITY AMOUNT. Section 1(b) of the Marketing Letter Agreement is hereby amended by deleting the first sentence thereof and substituting the following therefor:

         "The aggregate amount of the Accommodations which may be made available by the Lenders and which will be allowed to be outstanding at any one time under the Marketing Facility shall be restricted to the excess of (i) $90,000,000 (subject to adjustment as set forth in the proviso below) over (ii) the then aggregate amount of the outstanding

         Accommodations made by the Lenders to or for the account of PMCT Inc., a Delaware corporation ("PMCT"), under that certain letter agreement of even date herewith, as amended and in effect from time to time (the "PMCT AGREEMENT"), among the Lenders, the Agent and PMCT (such difference in amount, as in effect from time to time under the Marketing Facility, hereinafter referred to as the "MARKETING FACILITY AMOUNT"); provided that for purposes of determining the Marketing Facility Amount, the amount set forth in clause (i) of this Section 1(b) shall be limited to $80,000,000 until such time as the Agent shall have received, in form and substance satisfactory to the Agent, a copy of an amendment to the Resources Credit Agreement duly executed by all parties thereto pursuant to which the lenders under the Resources Credit Agreement consent to the increase to $90,000,000 of the maximum aggregate Marketing Facility Amount available under the Marketing Facility subject to decreases as provided in clause (ii) above and the guaranty by Resources of such maximum Marketing Facility Amount."

         2. EXPIRATION DATE. Section 1(e)(i) of the Marketing Letter Agreement is hereby amended and restated in its entirety to read as follows:

         "(e)             EXPIRATION: (i) No request for any Accommodation may
                 be made after November 21, 1997, unless the Lenders, in their sole discretion and without any obligation to do so, extend such date in writing."

         3. RESOURCES CREDIT AGREEMENT. Section 1(j)(vi) of the Marketing Letter Agreement is hereby amended by deleting the phrase "that certain Second Amended and Restated Credit Agreement dated as of February 11, 1994" and substituting therefor the phrase "that certain Third Amended and Restated Credit Agreement dated as of April 11, 1996", which Third Amended and Restated Credit Agreement shall be the agreement referred to in the Marketing Letter Agreement as the "Resources Credit Agreement".

         4. CUSHING TERMINAL REPORT. Section 1(j) of the Marketing Letter Agreement is hereby amended by renumbering the current clause (ix) to be clause
(x) and by inserting the following paragraph as a new clause (ix):

                 "(ix)    on a monthly basis, a certificate signed by the
                 Borrower's chief financial officer, chief accounting officer or chief operating officer certifying that as of a date which shall be not more than one week prior to the date of the certificate the aggregate sum of (i) the aggregate current crude oil inventory volumes held by the Borrower and/or PMCT, plus (ii) the aggregate volume of current crude oil positions subject to time spreads as described in paragraph (v)(D) of
                 Schedule 4 of the Marketing Letter Agreement for both the Borrower and PMCT, plus (iii) the aggregate volume of all current cash and carry crude oil positions for both the Borrower and PMCT, plus (iv) the aggregate volume of all crude oil which the

                 Borrower and/or PMCT is otherwise obligated to take pursuant to the terms of existent contracts, does not exceed the then currently available crude oil storage capacity at the Cushing Terminal; and"

         5. SCHEDULE 1. Schedule 1 to the Marketing Letter Agreement is hereby amended by substituting therefor the Schedule 1 attached hereto.

         6. FINANCIAL AND OTHER GUIDELINES. Schedule 4 to the Marketing Letter Agreement is hereby amended as follows:

         (a) paragraph (v)(C) of Schedule 4 is amended by deleting the text thereof in its entirety and substituting the following therefor:

         "(C)             The aggregate of (a) crude oil pipeline inventory and
                 (b) crude oil inventory in the Cushing Terminal shall not exceed, in the aggregate for both PMCT Inc. and Marketing, a maximum of 250,000 barrels and such barrels shall be hedged
                 (i) on the NYMEX for delivery within the next 6 months; provided that of such aggregate amount up to 100,000 barrels may be hedged on the NYMEX for delivery between the next 6 and 12 months or (ii) in the cash market with counterparties satisfactory to the Lenders for delivery within the next 60 days. Notwithstanding the above, inventories in crude oil pipelines shall be limited to 175,000 barrels."

         (b) paragraph (v)(D) of Schedule 4 is amended by deleting the text thereof in its entirety and substituting the following therefor:

         "(D)             Inventory positions (other than fully hedged
                 cash-and-carry positions which qualify under subsection (C) above) and positions which do not otherwise qualify under subsection (C) above shall be limited to time spreads for periods up to a maximum of twelve months for up to a maximum of 500,000 barrels, in the aggregate for both PMCT Inc. and Marketing, of crude oil hedged on the NYMEX."

         (c) paragraph (xi) of Schedule 4 is amended by deleting from the first sentence thereof the phrase "that certain Indenture dated as of October 1, 1992 among Resources, certain subsidiaries and Ameritrust Texas National Association" and substituting therefor the phrase "that certain Indenture dated as of March 15, 1996 among Resources, certain subsidiaries of Resources and Texas Commerce Bank National Association as Trustee, pursuant to which Resources issued 10 1/4% Senior Subordinated Notes due 2006, Series A and Series B, in the aggregate principal amount of $150,000,000".

         7. SECURITY. The Borrower hereby confirms that the reference to "Marketing Letter Agreement" in the term "Marketing Obligations" as used in that certain Security Agreement dated as of August 23, 1995 between Marketing and the Agent includes the Marketing Letter Agreement as amended hereby and that references to the Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement refers to all Demand Loans and L/C's issued pursuant to the Marketing Letter Agreement, as amended hereby.

         8. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Agent of the following:

         (a) a counterpart of this Amendment duly signed where indicated below by each Lender, the Agent, the Borrower and Plains Resources Inc.;

         (b) a counterpart of the Instrument of Accession duly signed where indicated by the Borrower and each Lender as indicated thereon, evidencing Wells' accession to the Marketing Letter Agreement and certain other agreements referenced therein;

         (c) a promissory note (the "Wells Note") duly signed by the Borrower evidencing the Borrower's obligations to repay to Wells the Demand Loans advanced by Wells and any drawings under the L/C's funded by Wells in form and substance of Exhibit I to the Marketing Letter Agreement;

         (d) a counterpart of Amendment No. 4 to the PMCT Agreement duly signed where indicated by PMCT, each Lender and the Agent;

         (e) a legal opinion of even date herewith from the Borrower's general counsel in form and substance satisfactory in all respects to the Agent and its counsel;

         (f) evidence satisfactory to the Agent that the execution and delivery of this Amendment and the Wells Note have been duly authorized by all necessary corporate action and that the Borrower is validly incorporated and in good standing in all relevant jurisdictions;

         (g) an acknowledgment from the lenders under the Resources Credit Agreement that the terms of that certain letter agreement dated August 23, 1995 from the Agent to ING as Agent under the Resources Credit Agreement are in full force and effect and applicable to the Marketing Letter Agreement as amended hereby;

         (h) a counterpart of the Security Agreement and Assignment of Hedging Account and Agency Agreement in form and substance satisfactory to the Agent duly executed by the Borrower, the Agent and Bear, Stearns Securities Corp. in connection with the Borrower's commodity account #J278 0L60 00757 at Bear, Stearns Securities Corp; and

         (i) a counterpart of the Security Agreement and Assignment of Hedging Account and Agency Agreement in form and substance satisfactory to the Agent duly executed by the Borrower, the Agent and Citicorp Futures Corporation in connection with the Borrower's commodity account #10730 at Citicorp Futures Corporation.

         If you agree to and accept the foregoing amendment, please so indicate by signing a counterpart of this letter and returning it to the Agent. Upon satisfaction of the conditions set forth in Section 8 hereof, this Amendment shall take effect as a binding agreement among us, to be construed and enforceable in accordance with the laws of The Commonwealth of Massachusetts.



                                        PLAINS MARKETING &
                                        TRANSPORTATION INC.


                                        By:          /s/ Phil Kramer
                                             ---------------------------------
                                             Phil Kramer, Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        Individually and as Agent


                                        By:          /s/ Christopher Holmgren
                                             ---------------------------------
                                                Christopher Holmgren, Director



                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION


                                        By:          /s/ Robi Artman-Hodge
                                             ---------------------------------
                                                Robi Artman-Hodge, Managing
                                                Director



DEN NORSKE BANK ASA                     DEN NORSKE BANK ASA


By:   /s/  William V. Moyer             By:          /s/ Byron L. Cooley
   ---------------------------------        ----------------------------------
    William V. Moyer, Vice President        Byron L. Cooley, Senior Vice
                                            President

                                        COMERICA BANK-TEXAS


                                        By:           /s/ Daniel G. Steele
                                             ----------------------------------
                                                Daniel G. Steele, Senior Vice
                                                President



                                        WELLS FARGO BANK (TEXAS),
                                         NATIONAL ASSOCIATION


                                        By:        /s/ Ann M. Rhoades
                                             ----------------------------------
                                               Ann M. Rhoades, Vice President

                            RATIFICATION OF GUARANTY


    The undersigned Guarantor acknowledges and accepts the foregoing Amendment and ratifies and confirms in all respects such Guarantor's obligations under the Guaranty dated as of August 23, 1995 (the "Guaranty") executed and delivered by the Guarantor to the Agent and the Lenders. The undersigned Guarantor further agrees that references in the Guaranty to the Resources Credit Agreement shall be references to the Third Amended and Restated Credit Agreement dated as of April 11, 1996 among the undersigned Guarantor, ING as agent and the lenders named therein.


PLAINS RESOURCES INC.


By:         /s/ Phil Kramer
     --------------------------------
Title:   Vice President

SCHEDULE 1

LENDER PERCENTAGES


 Lender                                                         Percentage
 ------                                                         ----------
 The First National Bank of Boston                              30.555556%

 Internationale Nederlanden (U.S.)
   Capital Corporation                                          30.555556%

 Den Norske Bank ASA                                            16.666667%

 Comerica Bank - Texas                                          11.111111%

 Wells Fargo Bank (Texas),
   National Association                                         11.111111%
                                                                ==========
                                                                   100%